UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: Date of Earliest Event Reported:	January 25, 2002 January 17, 2002
BOISE CASCADE CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	1-5057 (Commission File Number)	82-0100960 (I.R.S. Employer Identification No.)
1111 West Jefferson Street P.O. Box 50 Boise, Idaho (Address of principal executive offices)	83728-0001 (Zip Code)
208/384-6161 (Registrant's telephone number, including area code)
Item 5.	Other Events

On January 17, 2002, Boise Cascade Corporation (the "Company") issued a news release to announce its operating results for the fourth quarter and full year of 2001. A copy of the news release is filed as Exhibit 99 to this report.

The section of Exhibit 99 under the caption "Outlook" includes forward-looking statements within the meaning of the federal securities laws. A number of risks and uncertainties may cause actual results to differ materially from the results indicated by these forward-looking statements. These risks and uncertainties include, among other things, fluctuations in production, curtailment, capacity, and demand across pulp, paper, and wood products markets; changes in economic conditions in the United States and abroad; and other factors included in the Company's other filings with the Securities and Exchange Commission.

Item 7.	Financial Statements and Exhibits
(c)	Exhibits.
Exhibit 12	Ratio of Earnings to Fixed Charges
Exhibit 99	News Release issued by Boise Cascade Corporation on January 17, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BOISE CASCADE CORPORATION By /s/ Karen E. Gowland
Karen E. Gowland Vice President and Corporate Secretary

Date: January 25, 2002

EXHIBIT INDEX

Number	Description	Page Number
Exhibit 12	Ratio of Earnings to Fixed Charges
Exhibit 99	News Release issued by Boise Cascade Corporation on January 17, 2002